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                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                             FORM 8-K



                          CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported)
                         October 24, 1996




                      LSB FINANCIAL CORP.
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      (Exact name of Registrant as specified in its charter)



    Indiana                  0 - 25070               35-1934975
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 (State or other       (Commission File No.)       (IRS Employer
 jurisdiction of                                  Identification
 incorporation)                                         No.)



 101 Main Street, Lafayette, Indiana                    47902
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  (Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code (317) 742-1064
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                              N/A
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  (Former name or former address, if changed since last report)

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Item 5.  Other Events
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     On October 24, 1996, LSB Financial Corp. ("LSB") issued the attached press release announcing third quarter results, the payment of a cash dividend and its intention to repurchase 5% of its outstanding stock.

Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
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    (c)   Exhibits:






     Exhibit 99 -   Press release dated October 24, 1996

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                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   LSB FINANCIAL CORP.



Date: October 28, 1996        By:  /S/MARY JO DAVID
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                                        Mary Jo David
                                   Vice President, Chief Financial
                                   Officer and Secretary-Treasurer